UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2022

EMBECTA CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-41186	87-1583942
(Commission File Number)	(IRS Employer Identification No.)

300 Kimball Drive, Parsippany, New Jersey 07054	07417-1880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 847-6880

1 Becton Drive, Franklin Lakes, New Jersey 07417-1880

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EMBC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Embecta Corp. (“Embecta”) is filing this Current Report on Form 8-K to provide certain unaudited pro forma condensed combined financial information of Embecta that gives effect to the Spin-Off Distribution (as defined below) and related adjustments in accordance with Article II of Regulation S-X under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As previously reported, on February 1, 2022, Becton, Dickinson and Company (“BD”) announced that its board of directors approved a distribution of 100% of the outstanding shares of common stock of Embecta to BD shareholders of record as of the close of business on March 22, 2022 (the “Spin-Off Distribution”). BD expects to distribute one share of Embecta common stock for every five shares of BD common stock held as of the close of business on March 22, 2022. Subject to the satisfaction or waiver of the conditions to the Spin-Off Distribution, which are described in Embecta’s registration statement on Form 10 filed with the U.S. Securities and Exchange Commission, the Spin-Off Distribution is expected to occur at 12:01 a.m., Eastern Time, on April 1, 2022.

Included in this Current Report on Form 8-K are (a) the unaudited pro forma condensed combined statements of income for the three months ended December 31, 2021 and year ended September 30, 2021 and the unaudited pro forma condensed combined balance sheet as of December 31, 2021 including the related notes, which are attached hereto as Exhibit 99.1 and incorporated by reference herein and (b) certain selected unaudited pro forma financial information as of and for the year ended September 30, 2021, the three months ended December 31, 2021 and the last twelve months ended December 31, 2021, which is attached hereto as Exhibit 99.2 and incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 and in Exhibits 99.1 and 99.2 of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. In addition, the furnishing of this Item 7.01 of Form 8-K and Exhibits 99.1 and 99.2 will not be deemed an admission that such information includes material information that is not otherwise publicly available.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following is furnished as an exhibit to this report:

99.1	Unaudited pro forma condensed combined financial information (and notes thereto) of Embecta Corp. as of December 31, 2021 and for the three months ended December 31, 2021 and year ended September 30, 2021

99.2	Unaudited pro forma financial information of Embecta Corp. as of and for the year ended September 30, 2021, the three months ended December 31, 2021 and the last twelve months ended December 31, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMBECTA CORP.

	By:	/s/ Jacob Elguicze
Jacob Elguicze Chief Financial Officer

Dated: March 23, 2022

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